POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Kathleen Fisher, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Kathleen Fisher
Kathleen Fisher

Dated: June 13, 2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Kathleen Fisher, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Bart Friedman
Bart Friedman

Dated: June 14, 2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Kathleen Fisher, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ R. Jay Gerken
R. Jay Gerken

Dated: June 14, 2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Kathleen Fisher, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ William Kristol
William Kristol

Dated: June 17, 2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Kathleen Fisher, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Debra Perry
Debra Perry

Dated: June 13, 2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Kathleen Fisher, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Donald K. Peterson
Donald K. Peterson

Dated: June 13, 2019